UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2014 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

ANNUAL REPORT

October 31, 2014

The Mexico Fund, Inc.

The Mexico Fund, Inc.

Managed Distribution Plan (“MDP”)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

Edward Djerejian

José Luis Gómez Pimienta

Claudio X. González

Jaime Serra Puche

Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer

Alberto Gómez Pimienta—Treasurer

Eduardo Solano—Investor Relations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Lisa R. Price—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2014 Annual Report

October 31, 2014

Highlights

[1]	All performance figures included here take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

•	The Fund’s fiscal year 2014 ended on October 31, 2014.

•

Mexico’s gross domestic product (“GDP”) grew 1.1% during 2013 and 1.9% during the first nine months of 2014. Analysts surveyed by the Mexican Central Bank estimate that Mexican GDP growth will gradually recover to 3.7% during calendar 2015 and 4.0% during calendar 2016.

•

During fiscal 2014, the Fund’s market price and NAV per share registered total returns[1] of 3.99% and 5.08%, respectively. These returns registered by the Fund compare with returns of 7.25% and 7.84% over the same period registered by the Morgan Stanley Capital International (“MSCI”) Mexico Index and the Bolsa IPC Index, respectively. The annualized returns of the Fund’s NAV and market price for the three-year period ended October 31, 2014, are 12.46% and 15.69%, respectively, compared with 9.05% and 8.94% for the MSCI Mexico Index and Bolsa IPC Index, respectively.

•

Fund shares traded at a premium or at a small discount during most of fiscal 2014. As of October 31, 2014, the Fund’s market price and NAV per share were $26.92 and $26.67, respectively, reflecting a premium of 0.94%, compared with a premium of 1.80% at the end of fiscal 2013.

•

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). The ESP is conducted pursuant to a shelf registration statement filed with the Securities and Exchange Commission (“SEC”). Under the ESP, the Fund issued 907,877 shares during fiscal 2014, resulting in additional available assets of $25,557,969 to enable the Fund to take advantage of investment opportunities.

•

The Board has ratified the continuation of the Fund’s MDP during fiscal 2015 at the annual rate of 10% of NAV per share recorded on December 31, 2014. The Fund has declared the last distribution of fiscal 2014 of $0.7326 per share to be paid on January 13, 2015 to stockholders of record on December 26, 2015.

•

On March 20, 2014, Fund stockholders approved a new investment advisory agreement between the Fund and Impulsora del Fondo México, S.C. (“Impulsora”). Please see the Fund’s 2014 Semi Annual Report for detailed information.

The Mexico Fund, Inc.

2014 Annual Report

October 31, 2014

Highlights

Concluded

•

On March 20, 2014, the Board of Directors of the Fund elected Mr. Alberto Osorio to succeed Mr. José Luis Gómez Pimienta as President and Chief Executive Officer (“CEO”) of the Fund. Effective April 1, 2014, Mr. Osorio also succeeded Mr. Gómez Pimienta as Chairman of the Board and CEO of Impulsora.

•

The Board wishes to recognize and congratulate José Luis Gómez Pimienta for his invaluable contributions as President and Chief Executive Officer of the Fund, and as Chief Executive Officer of Impulsora, since the Fund’s inception in June 1981. Mr. Gómez Pimienta continues to serve as a Director of the Fund and as President Emeritus of Impulsora.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2014 Annual Report for the year ended October 31, 2014. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic and Political Environment

Under the administration of President Enrique Peña Nieto, the Mexican Congress has approved eleven Structural Reforms with the ultimate goal of boosting economic growth. Among them, the Energy Reform is the most important economic reform since the North American Free Trade Agreement (“NAFTA”) was signed in 1994. Several constitutional changes were implemented to allow private sector investments in areas that had been reserved exclusively to Petróleos Mexicanos (“Pemex”), the Mexican state-owned oil company, for the past 75 years. It is hoped that the Energy Reform will reverse eight years of declining oil production and place Mexico within the world’s top five crude oil exporting countries. Other important Structural Reforms, due to their economic impact, are the Labor, Public Sector Accounting, Competitiveness Law, Telecommunications, Fiscal and Financial Reforms, which are expected to result in greater flexibility to create jobs, improved transparency, enhanced competition terms and conditions, greater competition in the telecommunications sector, and higher tax collection and credit penetration, respectively, among other benefits. Also, in an effort to strengthen and broaden the rights of the Mexican population, the Mexican Congress approved two important Legal Reforms and an Education Reform was implemented to improve the quality of teachers. The Political-Electoral Reform allows the re-election of congressmen and mayors, establishes rules for coalition governments, imposes new limits on campaign financing and spending and creates a new electoral independent entity to organize elections. Finally, a Transparency Reform was also approved to improve governmental transparency.

Mexican gross domestic product (“GDP”) increased 1.1% during calendar 2013 and 1.9%, 1.6% and 2.2% during the first three quarters of calendar 2014, respectively, all compared with similar periods in the prior year. We believe the slow rates of growth registered this year are mostly explained by sluggish domestic consumption due to higher tax rates and the low levels of public sector investment that prevailed in Mexico during calendar 2013. However, the U.S. economy is now showing signs of recovery and Mexico’s public sector investment also grew 21% during the first nine months of calendar 2014. Within Mexico’s manufacturing sector, the automobile industry continues registering maximum historical levels of vehicle production and exports, mostly to the United States, where job creation is now strong and unemployment has decreased from 10.0% in October 2009 to 5.8% in October 2014. Mexican economists surveyed by Banco de México (“Central Bank”) at the end of November 2014 estimate that Mexico’s GDP growth will recover and will increase 2.2% during 2014, 3.5% during 2015 and 4.0% during 2016. The structural reforms mentioned above, along with other important infrastructure projects, such as the

The Mexico Fund, Inc.

construction of the new Mexico City airport, with an estimated investment of $9.2 billion, may further boost economic growth in Mexico.

On June 6, 2014, the Mexican Central Bank reduced domestic reference interest rates, from 3.50% (the level that prevailed since the end of October 2013) to 3.0%. The Central Bank mentioned that this decision was due to slower global economic growth, especially in the United States, which in turn has resulted in lower growth estimates around the globe. Because the Central Bank considers the 3% level to be congruent with its target to control inflation given recent trends and expectations, it has maintained unchanged the reference interest rate since then. Accordingly, the interest rate paid by 28-day Cetes (“Treasury Bills”) decreased from 3.40% at the end of fiscal 2013 to 2.90% at the end of October 2014, while the 10- and 30-year bonds’ interest rates were 6.08% and 6.74%, respectively, at the end of October 2014. Analysts believe that interest rates will begin to increase during the second half of next year and estimate that the rate of 28-day Cetes will be 3.56% at the end of 2015 and 4.44% at the end of 2016. Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad, versus U.S. Treasury bonds, decreased from 170 basis points at the end of fiscal 2013 to 166 basis points at the end of October 2014. Mexico’s country risk of 166 basis points is among the lowest of Latin American countries, slightly higher than that of Chile, which is at 146, and lower than those of Colombia, Brazil and Argentina, which are at 172, 233 and 703 basis points, respectively.

Negative investor sentiment prevailed in international markets during most of fiscal 2014 as investors were concerned by the timing of potential increases to U.S. reference interest rates, the end of the economic stimulus package announced by the U.S. Federal Reserve at the end of October 2014, geo-political concerns due to the Russia–Ukraine crisis and by declining oil prices, among other factors. Most emerging markets currencies devalued against the U.S. dollar, but the Mexican peso was one of the least affected, as it decreased 3.4% against the dollar during fiscal 2014, compared with 10.6% for Brazil, 11.3% for Turkey, 9.9% for South Africa and 5.3% for Peru. The exchange rate increased from Ps. 13.0217 per dollar at the end of October 2013 to Ps. 13.4813 per dollar at the end of October 2014. Mexico continues to be perceived as one of the most attractive destinations for investors looking for geographical diversification in emerging markets. The attractive spread between U.S. and Mexican interest rates continued attracting foreign investment in Mexican debt instruments as there is little perception of a significant currency risk for the Mexican peso given its fair relative valuation. Also, increased employment figures in the United States benefited remittances from Mexican citizens living abroad, which increased 7.1% to $2.0 billion during September 2014.

Mexico’s Foreign Direct Investment (“FDI”) is expected to continue flowing into Mexico, especially to the automotive sector, and is estimated to reach $24.0 billion and $28.5 billion during calendar 2014 and 2015, respectively. Mexico maintains healthy public sector finances,

The Mexico Fund, Inc.

with a modest fiscal deficit, which during calendar 2013 was equivalent to 2.3% of GDP and is expected by private sector analysts to continue being manageable at 3.5% and 3.4% of GDP for calendar 2014 and 2015, respectively. Also, Mexico’s current account deficit was equivalent to 2.1% of GDP during calendar 2013 and is estimated by analysts to decrease to 1.8% and 1.9% of GDP for calendar 2014 and 2015, respectively. The Mexican financial system is in a healthy state of affairs, as levels of capital of commercial banks represented 15.8% of assets on August 31, 2014, almost twice the minimum level of 8% required by the regulator, the Mexican National Banking and Securities Commission.

Mexico’s annual inflation rate increased to 4.3% at the end of this fiscal year, from 3.4% one year earlier. This level is considered by the Central Bank and private sector analysts to be of a temporary nature and is partially explained by higher tax levels that resulted from the Fiscal Reform mentioned above. The Mexican Central Bank and analysts believe that inflation in Mexico remains under control and that it will decrease to 4.1% towards the end of calendar 2014 and to 3.5% for the end of next year and to stay near this level during calendar 2016. These figures are consistent with the target set by the Central Bank to achieve annual inflation levels of 3% with a margin of error of ±1%.

The Mexican Central Bank continues accumulating international reserves as the capital account surplus exceeds the current account deficit. As a result, international reserves continue to reach new maximum historical levels. During the first ten months of calendar 2014, $15.2 billion of international reserves were accumulated, for a total amount of $191.7 billion at the end of October 2014. Additionally, Mexico has available credit lines of $73.0 billion from the International Monetary Fund (“IMF”). Together, international reserves and IMF credit lines amount to approximately $264.7 billion, equivalent to more than 6 months of imports, and provide the Central Bank with additional flexibility to manage the monetary policy and may protect against external downside risks. Although the Fiscal Reform mentioned above is already improving tax collection, Mexico’s government income continues to depend highly on oil exports. In order to protect government investment projects and public sector finances, the Mexican authorities again secured oil income by purchasing derivative products that hedged the price of the Mexican oil mix for 2015 sales at $79 per barrel.

Management Discussion of Fund’s Performance and Portfolio Strategy

During fiscal 2014, the economic slowdown mentioned above, combined with overall risk aversion derived from expected changes in monetary policies around the globe, translated into a slow performance of Mexican equity securities. During fiscal 2014, the MSCI Mexico Index and the Bolsa IPC Index registered returns1 of 7.25% and 7.84%, respectively, while the Fund’s market price and NAV per share registered total returns of 3.99% and 5.08%, respectively. The premium between the Fund’s

[1]	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc.

market price and NAV decreased from 1.80% at the end of fiscal 2013 to 0.94% at the end of fiscal 2014. The following table shows the annualized performance1 of the Fund’s market price and NAV per share as well as that of the Fund’s benchmark and the Bolsa IPC Index, for periods ended October 31, 2014.

	Years (annualized %)

	One	Three	Five	Ten
Fund’s Market Price	3.99	15.69	17.47	16.50
Fund’s NAV	5.08	12.46	13.76	13.97
MSCI Mexico Index	7.25	9.05	11.12	13.88
Bolsa IPC Index	7.84	8.94	10.78	14.84

Source: Impulsora del Fondo México, S.C.

During fiscal 2014, the Adviser continued to increase the Fund’s exposure to issuers that may benefit from the implementation of structural reforms and the recovery of domestic consumption and the manufacturing industry. However, sluggish domestic consumption and economic activity affected the valuation of these companies and the Fund’s NAV per share. The Adviser preferred investments in companies with manageable debt levels, including those in sectors such as infrastructure, department stores, beverages, mining, financial, steel and energy. At the same time, the Fund reduced its exposure to some companies with certain specific disadvantages in sectors including, stock market, conglomerates, self-service stores and construction. The Fund does not have exposure to the housing sector. As can be seen in the following tables, the Fund’s underexposure to telecommunications companies during fiscal 2014 affected its relative performance against the benchmark.

The following table shows the top five contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal 2014. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund maintained an overweight exposure to Gruma, Ienova and Oma, issuers with extraordinary double-digit positive performances, and underweight exposure to Walmex and Peñoles, which registered negative returns.

[1]	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Gruma	Food	60.18%	1.20%	2.14%
Ienova	Infrastructure	58.48%	0.73%	1.64%
Oma	Airports	57.77%	0.68%	1.39%
Walmex	Retail	-8.37%	0.44%	-1.58%
Peñoles	Mining	-21.36%	0.43%	-1.70%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during fiscal 2014 and shows their respective market price returns during the period. The Fund maintained underweight or no exposure to Televisa, AMX, Gfinbur and Pinfra, which registered double-digit positive performances, and overweight exposure to Tx, a company with double-digit negative return.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Televisa	Media	18.49%	-1.75%	-6.49%
Amx	Telecommunications	15.15%	-1.06%	-8.28%
Gfinbur	Financial	22.89%	-0.67%	-3.14%
Tx	Steel	-13.40%	-0.53%	0.95%
Pinfra	Infrastructure	34.98%	-0.51%	-0.37%

The following chart shows the composition by industry of the Fund’s portfolio and the MSCI Mexico Index at the end of fiscal 2014. The Fund’s net assets on such date amounted to $402.53 million. More detailed information about the Fund’s portfolio is available below in this report.

The Mexico Fund, Inc.

Portfolio Composition by Industry

Percentage of Net Assets and Weights on MSCI Mexico Index,

October 31, 2014

Increased investor demand for Fund shares continues to result in a high volume of shares traded. During fiscal 2014, the Fund traded a total of 13,486,937 shares on all U.S. consolidated markets, resulting in a daily average value of shares traded of $1.48 million. The Fund is one of the most liquid non-U.S. equity closed-end funds, as very few of the comparable funds trade more than one million dollars per day.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of October 2014 was 21.4 times, while the price-to-book value ratio was 2.8 times2. The market capitalization of the Bolsa at the end of October 2014 amounted to $564.5 billion. During the third quarter of calendar 2014, despite the sluggish economic activity that prevailed in Mexico, sales of listed companies increased 7.3% and EBITDA3 increased 7.8%. The peso depreciation and higher tax rates affected the financial performance of most listed companies and net income decreased 17.1%. The Adviser will continue to be prudent in identifying companies with strong balance sheets that include manageable debt levels, positive free cash flows, strong corporate governance policies, high-quality management teams, attractive growth potential and proven business models.

[2]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.
[3]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.

The Mexico Fund, Inc.

Equity Shelf Program

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). The ESP is conducted pursuant to a shelf registration statement filed with the Securities and Exchange Commission (“SEC”). Under the ESP, the Fund issued 907,877 shares during fiscal 2014, resulting in additional available assets of $25,557,969 to enable the Fund to take advantage of investment opportunities.

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distribution since May 2009 and all distributions paid since then have been composed of net investment income and long-term realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2015 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 31, 2014. In making this determination, the Board considered all of the relevant facts and circumstances, including both the challenging global economic environment and the value to stockholders of steady cash distributions.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.7326 per share, payable in cash on January 13, 2015 to stockholders of record on December 26, 2014.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Security Situation in Mexico

The Fund’s Board of Directors and the Investment Adviser recognize that investors may be worried about the security situation in Mexico, particularly after recent corruption scandals within the Federal Government and the September 26, 2014 disappearance of 43 students in the southern state of Guerrero, which has raised international concerns and resulted in a wave of demonstrations and some riots across Mexico. On November 27, 2014, President Enrique Peña Nieto announced a ten-step plan aimed at improving security and the rule of law. Among the changes announced is a new bill aimed at protecting local authorities against organized crime, the reduction of 1,800 municipal police forces to 32 state police corporations and the creation of special economic areas in the states of Guerrero, Michoacán, Oaxaca and Chiapas, under which infrastructure activity will be fostered to create jobs and mitigate poverty. Fund management believes that

The Mexico Fund, Inc.

winning the war against organized crime is the most important challenge that the administration of President Peña Nieto is currently facing.

Notwithstanding these short-term events, we believe that the situation of the Mexican economy remains solid, particularly given that the structural reforms have been approved and are about to be implemented, which differentiates Mexico from other emerging market countries. We are confident that there will continue to be attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

December 16, 2014

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Campos Eliseos 400 Piso 16 Col. Lomas De Chapultepec 11000 México, D.F. México Age: 77	Class III Director	Term expires 2017; Director 1981-1987 and since 2002.	Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of many Mexican and U.S. companies.	Director, Southern Copper Corporation (copper mining).

Jonathan Davis Arzac+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 62	Class III Director	Term expires 2017, Director since 2011.	Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund and as Financial Expert to the Audit Committee of Vitro, S.A.B. de C.V. (glassmaker). From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. He has also served or currently serves on the boards of several Mexican companies.	None.

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Continued

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Claudio X. González+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 80	Class II Director	Term expires 2016; Director since 1981.	Mr. González is President of the Mexican Business Council. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González has served on the boards of directors of several prominent U.S. and Mexican companies.	None.

Edward P. Djerejian+ 2027 Sunset Boulevard Houston, Texas 77005 Age: 75	Class II Director	Term expires 2016; Director since 2013.	Amb. Djerejian is a Founding Director of the James A. Baker III Institute for Public Policy at Rice University since August, 1994. He currently serves as Chairman of the Board of Occidental Petroleum Corporation.	Director, Occidental Petroleum Corporation (energy).

The Mexico Fund, Inc.

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 63	Class I Director	Term expires 2015; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Trade and Industry as well as former Secretary of Finance for Mexico. He was the minister in charge of negotiations for NAFTA and five other trade agreements.

Dr. Serra has a Ph.D. in economics from Yale University and also serves as Co-Chairman of the President’s Council on International Activities of Yale University.

Director, Tenaris (tube producer).

Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 67	Class I Director	Term expires 2015; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).

*	There are no other funds in the Fund Complex.
+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Concluded

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 75	President of the Fund; Class II Director	Term expires 2016; Director since 1989.	Mr. Gómez Pimienta is currently President Emeritus of the Fund’s investment adviser, Impulsora del Fondo México, S.C. He was the President of the Fund since its inception in June 1981 until March 2014 and served as a Director since 1989. Mr. Gómez Pimienta was also Chairman of the Board of the Fund’s investment adviser from 1987 until March 2014 and Chief Executive Officer from the Fund’s inception until March 2014.	None.

*	There are no other funds in the Fund Complex.
**	Director is an “interested person” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
+	Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 46	President and Chief Executive Officer (formerly, Senior Vice President; Treasurer)	Since March 2014. From 2002 to March 2014.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C. He has been an employee of the Adviser since 1991.

The Mexico Fund, Inc.

Officers Who Are Not Directors concluded

Name, Address and Age	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 71	Chief Compliance Officer (formerly, Vice President of Corporate Governance) (formerly, Treasurer)	Since 2002. From 2002 to 2008. From 1992 to 2002.	Mr. Woodworth served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser, from 1981 to 2008.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 46	Vice President of Investor Relations	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 48	Treasurer (formerly, Vice President of Operations)	Since March 2014. From 2009 to March 2014.	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.

Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 –3er piso Bosques de las Lomas 05120 México, D.F. México Age: 72	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund.
Sander M. Bieber 1900 K Street, N.W. Washington, DC 20006 Age: 64	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

Lisa R. Price 1095 Avenue of the Americas New York, NY 10018 Age: 35	Assistant Secretary	Since 2014.	Associate of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

*	There are no other funds in the Fund Complex.
+	Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

The Mexico Fund, Inc.

General Information

Continued

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of October 2014, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Investor Reports.”

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their AST accounts at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders that have questions about the Fund may contact Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (+52 55) 5282-8900 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

The Mexico Fund, Inc.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. During the first half of fiscal 2014 the discount did not exceed 10% and therefore the Fund did not repurchase Fund shares in open market transactions.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company, LLC (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by

The Mexico Fund, Inc.

General Information

Concluded

AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price

The Mexico Fund, Inc.

on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of this semi-annual report along with other information about the Fund. After the Fund’s 2014 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc.

Schedule of Investments

as of October 31, 2014

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 98.19%
	Airports
485,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$6,476,356	1.61%
1,500,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	7,464,785	1.85

		13,941,141	3.46

	Beverages
1,500,000	Arca Continental, S.A.B. de C.V.	9,648,921	2.40
4,085,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	39,246,156	9.75

		48,895,077	12.15

	Building Materials
29,217,000	Cemex, S.A.B. de C.V. Series CPO	35,954,250	8.93

	Chemical Products
4,800,000	Alpek, S.A.B. de C.V. Series A (b)	8,481,081	2.11
3,970,000	Mexichem, S.A.B. de C.V.	16,223,013	4.03

		24,704,094	6.14

	Construction and Infrastructure
708,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	9,715,155	2.41

	Consumer Products
6,200,000	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	14,334,968	3.56

	Energy
1,240,000	Infraestructura Energética Nova, S.A.B de C.V.	7,580,931	1.88

	Financial Groups
800,000	Banregio Grupo Financiero, S.A.B. de C.V. Series O	4,621,513	1.15
3,000,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	19,224,407	4.78
2,500,000	Grupo Financiero Santander México, S.A.B de C.V. Series B	6,653,661	1.65

		30,499,581	7.58

	Food
1,071,000	Gruma, S.A.B. de C.V. Series B (a)	11,780,658	2.92
2,310,000	Grupo Bimbo, S.A.B. de C.V. Series A	6,749,416	1.68
2,700,000	Grupo Lala, S.A.B. de C.V. Series B	6,188,572	1.54
1,000,000	Industrias Bachoco, S.A.B. de C.V. Series B	5,081,112	1.26

		29,799,758	7.40

	Holding Companies
8,075,000	Alfa, S.A.B. de C.V. Series A (b)	25,702,139	6.39
790,000	Grupo Carso, S.A.B. de C.V. Series A1 (b)	4,508,660	1.12

		30,210,799	7.51

See Notes to Financial Statements.

The Mexico Fund, Inc.

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - concluded
	Media
3,050,000	Grupo Televisa, S.A.B. Series CPO	$22,017,610	5.47%

	Mining
4,750,000	Grupo México, S.A.B. de C.V. Series B (b)	16,302,768	4.05

	Restaurants
3,100,000	Alsea, S.A.B. de C.V. (a)	9,671,619	2.40

	Retail
1,100,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	12,891,116	3.21
7,745,000	Wal-Mart de México, S.A.B. de C.V. Series V	17,884,169	4.44

		30,775,285	7.65

	Steel
305,000	Ternium, S.A.	6,712,973	1.67

	Telecommunications Services
52,620,000	América Móvil, S.A.B. de C.V. Series L	64,129,320	15.93

	Total Common Stock (Identified cost - $331,644,477)	$395,245,329	98.19%

Principal Amount	SHORT-TERM SECURITIES - 1.85%
	Repurchase Agreements
$5,706,215	BBVA Bancomer, S.A., 2.95%, dated 10/31/14, due 11/03/14 repurchase price $5,707,618 collateralized by LD Bondes (Bonds issued by the Mexican Government), interest rate 3.00%, due 11/20/14. Value of collateral $5,751,404.	$5,706,215	1.42%

	Time Deposits
1,758,100	Comerica Bank, 0.04%, dated 10/31/14, due 11/03/14	1,758,100	0.43

	Total Short-Term Securities (Identified cost - $7,464,315)	$7,464,315	1.85%

	Total Investments (Identified cost - $339,108,792)	402,709,644	100.04
	Liabilities in Excess of Other Assets	(180,411)	(0.04)

	Net Assets Equivalent to $26.67 per share on 15,095,556 shares of capital stock outstanding.	$402,529,233	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	A member of the Fund’s Board of Directors also serves as a member of the company’s board of directors.
All percentages indicated above are based on net assets.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2014

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $331,644,477)	$395,245,329
Short term securities (identified cost - $7,464,315)	7,464,315

Total investments (identified cost - $339,108,792)	$402,709,644
Receivables from shares issued	198,404
Interest receivable	468
Prepaid expenses	235,296

Total assets	403,143,812

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	357,547
Accrued expenses and other liabilities	257,032

Total liabilities	614,579

Net Assets - Equivalent to $26.67 per share on 15,095,556 shares of capital stock outstanding	$402,529,233

Composition of Net Assets:
Common Stock	$15,095,556
Additional paid-in capital	314,279,381
Undistributed net investment income	942,700
Accumulated net realized gain on investments	8,609,306
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	63,602,290

$402,529,233

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Year ended October 31, 2014

Net Investment Income:
Income:
Dividends	$7,121,367
Interest	497,352

Total income	$7,618,719

Expenses:
Investment advisory fee	3,862,056
Legal fees	768,085
Administrative services	464,599
Directors’ fees	417,500
Printing, distribution and mailing of stockholder reports	223,533
Audit and tax fees	201,900
Directors’ and Officers’ expenses	112,810
Insurance	83,357
Stockholders’ information	66,129
Custodian fees	52,947
Chief Compliance Officer fees	32,500
Stock exchange fees	30,000
Transfer agent and dividend disbursement fees	28,200
Miscellaneous	73,333

Operating expenses	6,416,949

Net investment income	1,201,770

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	43,151,514
Net realized gain from foreign currency transactions	243,341

Net realized gain on investments and foreign currency transactions	43,394,855
(Decrease) increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized appreciation on investments	(24,604,403)
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	6,327

Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(24,598,076)

Net Increase in Net Assets Resulting from Operations	$19,998,549

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,201,770	$1,076,854
Net realized gain on investments and foreign currency transactions	43,394,855	43,922,559
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(24,598,076)	(11,340,140)

Net increase in net assets resulting from operations	19,998,549	33,659,273
Dividends to stockholders from net investment income	(2,000,582)	(2,001,632)
Distributions to stockholders from net realized gain on investments	(42,457,593)	(37,748,923)

	(24,459,626)	(6,091,282)

From Capital Share Transactions:
Net increase in capital stock (Note 5)	28,471,361	21,649,007

	28,471,361	21,649,007

Total increase in net assets	4,011,735	15,557,725

Net Assets:
Beginning of year	398,517,498	382,959,773

End of year (including undistributed net investment income of $942,700 and $1,742,097, respectively)	$402,529,233	$398,517,498

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$28.30	$28.66	$25.37	$29.50	$22.97

Net investment income*	0.09	0.08	0.12	0.24	0.17
Net gain (loss) on investments and translation of foreign currency*	1.24	2.47	5.78	(1.34)	8.48

Total from investment operations*	1.33	2.55	5.90	(1.10)	8.65

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.14)	(0.15)	(0.13)	(0.10)	(0.11)
Distributions to stockholders from net realized gain on investments	(2.87)	(2.79)	(2.48)	(2.94)	(2.24)

Total dividends and distributions	(3.01)	(2.94)	(2.61)	(3.04)	(2.35)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	—	—	0.01	0.21
Payment of short-swing profit****	—	—	—	—	0.02
Anti-dilutive effect resulting from issuance of fund shares	0.05	0.03	—	—	—

Total capital share transactions	0.05	0.03	—	0.01	0.23

Net asset value, end of period	$26.67	$28.30	$28.66	$25.37	$29.50

Market value per share, end of period	$26.92	$28.81	$27.59	$23.53	$26.87

Total investment return based on market value per share**	3.99%	14.50%	30.08%	(1.76)%	47.13%
Ratios to Average Net Assets:
Expenses	1.57%	1.42%	1.49%	1.42%	1.47	%***
Net investment income	0.29%	0.26%	0.43%	0.83%	0.64%
Supplemental Data:
Net assets at end of period (in 000’s)	$402,529	$398,517	$382,960	$339,050	$395,337
Portfolio turnover rate	39.36%	35.53%	30.94%	25.18%	29.96%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.
***	Net of expense reimbursement representing 0.02%.
****	Represents payment made to the Fund by a Fund Director for profits realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchase.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2014

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of investments — Investments in which the principal exchange is the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange are valued at the NASDAQ official closing price or the last sale price, respectively. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Mexico Fund, Inc.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$395,245,329	—	—	$395,245,329
Short Term Investments (b)	—	$7,464,315	—	$7,464,315

Total Investments in Securities	$395,245,329	$7,464,315	—	$402,709,644

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

During the year ended October 31, 2014, there were no transfers of investments between fair value levels.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2014 was Ps.13.4813 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2014

Continued

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund; and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México, S.C. monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2014 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from securities transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets,

The Mexico Fund, Inc.

(2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing around 24% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2014, the Fund held investments representing 17.05% of its net assets in two of these companies (Grupo Carso and América Móvil). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Prior to April 1, 2014, the Fund paid the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million. On April 1, 2014 Fund stockholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and the Investment Adviser. Under the terms of the New Agreement, the Fund pays the Adviser a monthly fee (the “New Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the New Agreement, a new performance component of the Advisory fee was implemented. The new performance component will be assessed based on the performance of the Fund relative to the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). Effective April 1, 2015, a performance adjustment factor will be applied to the New Base Fee that will either increase or decrease the New Base Fee, depending on how the Fund’s net asset value per share (“NAV”) performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor will be applied each day and a daily fee is calculated; it will be applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the New Base Fee depending

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2014

Continued

on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the New Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the New Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments are expected to begin on or about April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. From April 1, 2014 (the effective date of the New Agreement) until that date, the Fund will pay the New Base Fee to the Adviser.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2014 were as follows:

Purchases
Common Stock	$151,774,043

Total Purchases	$151,774,043

Proceeds from Investments Sold
Common Stock	$163,542,845

Total Sales	$163,542,845

The Mexico Fund, Inc.

5.	Capital Stock:

At October 31, 2014, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,095,556 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. In accordance with the terms of the Plan, for the years ended October 31, 2014 and 2013, the Fund issued 103,592 and 113,219 shares, respectively, resulting in net proceeds to the Fund of $2,913,392 and $3,579,636, respectively.

On June 7, 2013 the Fund filed a Registration Statement with the SEC, in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s NAV per share at the time of the offer, exclusive of any underwriting commissions and other expenses related to the offer. In accordance with the terms of the Registration Statement, for the year ended October 31, 2014, the Fund issued 907,877 shares at market prices above NAV, resulting in net proceeds to the Fund of $25,557,969. Offering costs of approximately $326,000 related to the issuance of these shares were charged against the Fund’s additional paid in capital during the year ended October 31, 2014. For the year ended October 31 2013, the Fund issued 608,012 shares at market prices above NAV, resulting in net proceeds to the Fund of $18,069,371. Offering costs of approximately $228,000 related to the issuance of these shares were charged against the Fund’s additional paid in capital during the year ended October 31, 2013.

6.	Distributions to Stockholders:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s net asset value. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2014

Concluded

The Board of Directors has authorized quarterly distributions under its MDP to an annual rate of 10% of net asset value as of the last business day of the previous calendar year.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$6,023,135	$2,282,376
Long term capital gains	38,435,040	37,468,179

Total distributions paid	$44,458,175	$39,750,555

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$8,150,509
Undistributed ordinary income	2,909,722
Unrealized appreciation	62,094,066

Total accumulated earnings	$73,154,297

As of October 31, 2014, the cost of investments for federal income tax purposes was $340,617,016. Gross unrealized appreciation of investments was $67,656,812 and gross unrealized depreciation of investments was $5,564,184, resulting in net unrealized appreciation on investments of $62,092,628, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

7.	Stock Repurchases:

In June 2009, the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to net asset value. During the years ended October 31, 2014 and October 31, 2013, the Fund did not repurchase shares in the open market.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be

The Mexico Fund, Inc.

made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events:

Subsequent to October 31, 2014, the Fund declared a distribution of $0.7326 per share payable on January 13, 2015 to stockholders of record on December 26, 2014.

The Mexico Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 16, 2014

The Mexico Fund, Inc.

Tax Information

(Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $38,435,040 as long term capital gain distributions made during the fiscal year ended October 31, 2014, subject to the maximum tax rate of 20%. Of this amount, $6,288,641 was attributable to gains from the fiscal year ended October 31, 2013.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2015.

The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us; and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003, as amended and restated May 20, 2014, applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments other than of a technical, administrative or non-substantive nature were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Marc J. Shapiro qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Shapiro is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2013	$135,000	$0	$25,000	$32,000
Fiscal Year 2014	$135,000	$0	$25,750	$31,000

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.
[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 20, 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser to the Fund.

Item 4	(cont’d)

(e)(2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. José Luis Gómez Pimienta.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II. Definitions

A. “Best interests of Fund stockholders”—means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest”—means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”)(to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II. Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III. Policies (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV. Proxy Voting Procedures

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V. Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI. Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII. Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII. Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2014.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio Morales	Director General and Chairman of the Board	Since 1991	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. He has been an employee of the Adviser since 1991.	Mr. Osorio oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.

Eduardo Solano Arroyo	Director of Economic Research	Since 1991	Mr. Solano has served as Director of Economic Research of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.	Mr. Solano participates in the investment decision-making processes of the Portfolio Management Committee, and also analyzes the Mexican economic environment and its potential impact on the Fund’s portfolio.

Alberto Gómez Pimienta	Director of Finance	Since 2009	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since March 2014 and has been an employee of the Adviser since 2009.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

(a)(2)	Not applicable.

(a)(3)	Compensation.

Components of compensation.

As of October 31, 2014, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated based on individual performance and responsibilities. The total amount of bonuses should not exceed 40% of the Investment Adviser’s operating profit.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4)	Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2014, Mr. Osorio4 was the beneficial owner of over $1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from April 30, 2014 to October 31, 2014 (A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2014 to May 31, 2014	0	$0	0	0
Month # 2
June 1, 2014 to June 30, 2014	0	$0	0	0
Month # 3
July 1, 2014 to July 31, 2014	0	$0	0	0
Month # 4
August 1, 2014 to August 31, 2014	0	$0	0	0
Month # 5
September 1, 2014 to September 30, 2014	0	$0	0	0
Month # 6
October 1, 2014 to October 31, 2014	0	$0	0	0
Total	0	$0	0	0

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

Information regarding material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors is included as part of the report to stockholders filed under Item 1 of this Form.

[4]	This amount includes the disposition of 45,000 shares by Impulsora del Fondo Mexico, S.C., the Fund’s Investment Adviser, which may be attributable to Mr. Osorio as a result of Rule 16a-1(a)(2)(iii) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Osorio is the Director General and Chairman of the Board of Impulsora del Fondo Mexico, S.C. and owns more than 25% of its capital. Nevertheless, pursuant to Exchange Act Rule 16a-1(a)(4), Mr. Osorio disclaims beneficial ownership.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: December 29, 2014

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer

Date: December 29, 2014

*	Print the name and title of each signing officer under his or her signature.